VSE Corporation Earnings Presentation Second Quarter 2020 30 July 2020

Forward-Looking Statements This document contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause VSE’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this document. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that actual results will not differ materially from these expectations. “Forward-looking” statements, as such term is defined by the Securities Exchange Commission (the “SEC”) in its rules, regulations and releases, represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, the impact of widespread health developments, such as the ongoing COVID-19 outbreak, the health and economic impact thereof, and the governmental, commercial, consumer and other responses thereto, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including, but not limited to, the uncertainty surrounding the ongoing COVID-19 outbreak and the other factors identified in our reports filed or expected to be filed with the SEC including our Annual Report on Form 10-K for the year ended December 31, 2019. All forward-looking statements made herein are qualified by these cautionary statements and risk factors and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Readers are cautioned not to place undue reliance on these forward looking-statements, which reflect management's analysis only as of the date hereof. We undertake no obligation to update or revise forward- looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this document also contains Non-GAAP financial measures. We consider Adjusted Net Income, Adjusted EPS (Diluted), EBITDA, Adjusted EBITDA, net leverage ratio, trailing-twelve month Adjusted EBITDA and free cash flow as non-GAAP financial measures and important indicators of performance and useful metrics for management and investors to evaluate our business’s ongoing operating performance on a consistent basis across reporting periods. Adjusted Net Income represents Net Income adjusted for discrete items. Adjusted EPS (Diluted) is computed by dividing net income, adjusted for the discrete items and the related tax impacts, by the diluted weighted average number of common shares outstanding. EBITDA represents net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization. Adjusted EBITDA represents EBITDA adjusted for discrete items, and free cash flow represents operating cash flow less capital expenditures. Net leverage ratio is calculated as net debt (total principal debt less cash) divided by trailing twelve month Adjusted EBITDA. The reasons why we believe these measures provide useful information to investors and a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these Non-GAAP measures are included in the supplemental schedules attached. 2 RAISE THE BAR

UPDATE ON KEY STRATEGIC PRIORITIES

New business development, divestiture of non-core assets, targeted cost reductions and capital discipline

Business Development

- **Federal & Defense:** 1H:20 awards totaled $116 million, up from $32 million in 1H:19
- **Federal & Defense:** contract bidding activity +30% y/y in 1H:20, compared to the same period in 1H:19
- **Federal & Defense:** $42 million in new bookings with the DoD and another federal agency in July 2020
- **Aviation:** 2-year exclusive distribution agreement with Honeywell in July 2020 to support B&GA market
- **Fleet:** Commercial business +67% in 2Q and +~100% on a TTM basis; Received non-recurring $26 million COVID-19 PPE order in 2Q20

Aviation Asset Divestitures

- In 2Q20, completed the sale of assets related to CT Aerospace, a business focused on engine acquisition and leasing, spare and insurable parts inventories
- This divestiture follows VSE's sale of Prime Turbines in 1Q20
- Focused on migrating up the value chain toward higher-margin distribution product and MRO service offerings
- Integrating 7 Aviation VSE business units into 2 operating units (MRO and Distribution) under VSE Aviation brand

Cost Reductions

- As previously announced on April 30, VSE reduced approximately $13 million in annualized costs, mainly within the Aviation segment
- Total cost reductions were $1 million in the second quarter and are expected to be approximately $6 million in the second half of 2020

Capital Discipline

- Generated significant q/q free cash flow growth during the second quarter; Reduced debt outstanding by $13 million
- In June 2020, secured increased financial covenant flexibility given recent volatility resulting from COVID-19
- Currently we have sufficient liquidity on hand to support the ongoing growth of the business

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2Q20 CONSOLIDATED PERFORMANCE COVID-related softness in Aviation segment offset relative stability in government businesses > Total Revenue: $168.7 million (10.8% y/y); excluding Prime Turbines (6.8%) Total Revenue > Commercial Customer Revenue: $40.2 million (32% y/y) > Government Customer Revenue: $128.5 million (1% y/y) > GAAP net income: ($22.6) million or ($2.05) per share Net Income > GAAP net income includes $33.7 million goodwill & intangible asset impairment in Aviation segment > Adjusted net income: $6.6 million or $0.60 per share > Total adjusted EBITDA of $17.2 million (27.1% y/y) Adjusted EBITDA > Aviation ($7.2) million y/y; Fleet ($0.7) million y/y; Federal Services +$1.7 million y/y > Operating cash flow: $16.0 million, up +$13.0 million y/y Cash Flow > Free cash flow: $14.9 million, up $17.6 million y/y > Total cash and availability +5% Q/Q to $184 million Balance Sheet > Reduced total debt outstanding by $13 million q/q in 2Q20 > Net debt to TTM adjusted EBITDA as of 6/30/20 was 3.0x 4 RAISE THE BAR

GAAP FINANCIAL SUMMARY 2Q20 and TTM(1) – Y/Y Comparisons Performance Update Total Revenue Operating Income (Loss) ($MM) ($MM) > Total revenue, less Prime $709.0 $739.7 $57.0 Turbines, was $168.7 million 2Q20, versus $181.1 million in $16.4 $19.1 the same period of 2019, a ($21.9) decrease of 6.8% on a y/y basis $189.1 $168.7 Non-Recurring Items (Included in GAAP) 2Q19 2Q20 TTM 2Q19 TTM 2Q20 2Q19 2Q20 TTM 2Q19 TTM 2Q20 > $33.7 million non-cash goodwill Net Income (Loss) Diluted Earnings (Loss) Per Share and intangible asset charge in ($MM) ($ Per Share) Aviation segment $35.8 $3.26 > $1.7 million earn-out adjustment st $9.9 $0.89 benefit on 1 Choice Aerospace $1.2 ($22.6) ($2.05) $0.11 > $0.7 million severance cost > $0.7 million loss on sale of assets 2Q19 2Q20 TTM 2Q19 TTM 2Q20 2Q19 2Q20 TTM 2Q19 TTM 2Q20 (1) TTM is defined as the trailing twelve (12) month period ended June 30, 2020 and June 30, 2019, respectively 5 RAISE THE BAR

NON-GAAP FINANCIAL SUMMARY 2Q20 and TTM – Y/Y Comparisons Adjusted Net Income Adjusted Diluted Earnings Per Share Non-GAAP Performance Update ($MM) ($ Per Share) $38.9 $36.1 $3.29 $3.51 > Adjusted Net Income (36%) y/y in 2Q10 and +7% on a TTM basis $10.3 $0.93 > Adjusted EBITDA (27%) y/y in $6.6 $0.60 2Q20 and +5% on a TTM basis 2Q19 2Q20 TTM 2Q19 TTM 2Q20 2Q19 2Q20 TTM 2Q19 TTM 2Q20 Adjusted EBITDA Adjusted EBITDA Margin ($MM) (%) $83.5 $87.8 12.5% 11.8% 11.9% 10.2% $23.7 $17.2 2Q19 2Q20 TTM 2Q19 TTM 2Q20 2Q19 2Q20 TTM 2Q19 TTM 2Q20 6 RAISE THE BAR

2Q19 vs. 2Q20 PERFORMANCE BRIDGE Y/Y Comparisons Total Revenue Bridge Revenue Variance Analysis ($MM) $189.1 ($22.8) > Aviation: Lower revenue ($15.0) $17.4 $168.7 passenger miles at major airline customers resulted in lower demand for aftermarket part supply and MRO support > Federal & Defense: Impacted by a contract expiration with a DoD customer in January 2020 > Fleet: Benefited from a large, Total Adjusted EBITDA Bridge non-recurring order for COVID- ($MM) related PPE supplies from a $23.7 government customer ($7.2) ($0.7) ($0.3) $1.7 $17.2 7 RAISE THE BAR

AVIATION Aviation Segment Revenue Declined 31% Y/Y Due to Impact of COVID-19 Aviation Segment Revenue Segment Performance Update Aviation Segment Operating Income (Loss) ($MM) ($MM) Aviation Segment Revenue, as Reported Aviation Operating Income, as Reported > Strategic Focus: Building Aviation Operating Income, Less Prime Turbines scalable foundation for growth; Aviation Segment Revenue, Less Prime Turbines $14.2 $13.7 new segment leader by year-end $210.4 $181.2 $191.5 $5.2 $4.3 $155.0 ($34.4) ($34.4) ($26.7) ($28.2) > Brand Alignment: Reducing go- to-market entities from 7 to 2; $55.0 $47.0 bifurcating the business into $32.2 $32.2 distribution and MRO sub- segments under one VSE Aviation 2Q19 2Q20 TTM 2Q19 TTM 2Q20 brand 2Q19 2Q20 TTM 2Q19 TTM 2Q20 > Site Closures: Exiting 3 of 7 Aviation Segment Adjusted EBITDA Aviation Segment Adjusted EBITDA Margin Aviation operating sites ($MM) (%) > Cost Reductions: Reduction-in- Aviation Adjusted EBITDA, as Reported Aviation Adjusted EBITDA Margin, as Reported force to align with the current Aviation Adjusted EBITDA, Less Prime Turbines Aviation Adjusted EBITDA Margin, Less Prime Turbines demand environment $25.1 $23.9 $24.6 $22.6 15.7% 15.4% 15.3% 13.9% > Business Development: New 11.7% 11.8% distribution product additions and $8.4 $7.4 3.7% 3.7% MRO capabilities to support 2H20 $1.2 $1.2 and 2021 growth 2Q19 2Q20 TTM 2Q19 TTM 2Q20 2Q19 2Q20 TTM 2Q19 TTM 2Q20 8 RAISE THE BAR

FLEET Commercial Sales +67% Y/Y in 2Q20 Fleet Segment Revenue Fleet Segment Operating Income Segment Performance Update ($MM) ($MM) > Strategic Focus: Commercial Fleet Segment Revenue, as Reported Fleet Segment Op Income, as Reported fleet and e-Commerce market Fleet Segment Revenue, Less COVID PPE Order Fleet Segment Op Income, Less PPE Order & Corp Allocation expansion opportunity $233.4 $29.4 $29.4 $210.2 $210.2 $213.9 $29.2 $29.2 > Revenue of $19.5 million from non-recurring COVID- $71.2 19 PPE order from $53.8 $53.8 $51.7 $7.6 $7.6 $7.0 $7.0 government customer had an adverse impact on margin; net 2Q19 2Q20 TTM 2Q19 TTM 2Q20 2Q19 2Q20 TTM 2Q19 TTM 2Q20 profit from one-time order offset by higher allocated Fleet Segment Adjusted EBITDA Fleet Segment Adjusted EBITDA Margin corporate costs ($MM) (%) Fleet Segment Adjusted EBITDA, as Reported Fleet Segment Adjusted EBITDA Margin, as Reported > Commercial sales increased Fleet Segment Adjusted EBITDA Margin, Less PPE Order & Corp Allocation 67% y/y in 2Q20 and 91% in Fleet Segment Adjusted EBITDA, Less PPE Order & Corp Allocation 1H20 vs 1H19 19.3% 19.3% 19.4% 19.4% $40.9 $40.9 $40.0 $40.0 18.6% 17.1% 18.7% > Core USPS business remains 13.5% stable, but not a growth engine $10.4 $10.4 $9.6 $9.6 2Q19 2Q20 TTM 2Q19 TTM 2Q20 2Q19 2Q20 TTM 2Q19 TTM 2Q20 9 RAISE THE BAR

FEDERAL & DEFENSE 2Q20 and TTM – Y/Y Comparisons Federal & Defense Segment Revenue Federal & Defense Segment Operating Income Segment Performance Update ($MM) ($MM) > Strategic Focus: Segment is $317.5 $295.8 performing to internal forecast. “Shrink to Grow” and “Keep the $21.4 Core” focus in 2020, while $18.2 building the business $80.3 development pipeline in both $65.3 $5.1 $6.8 new and existing markets > Growing Sales Pipeline: 2Q19 2Q20 TTM 2Q19 TTM 2Q20 2Q19 2Q20 TTM 2Q19 TTM 2Q20 Significant y/y growth in both new awards, recompete wins Federal & Defense Segment Adjusted EBITDA Federal & Defense Segment Adjusted EBITDA Margin and bidding activity; bidding ($MM) (%) activity is +30% y/y in 1H:20 $24.5 $20.5 11.5% 8.3% > Strong Operating Margin: 7.2% Increase in profit dollars as a 6.5% result of favorable contract mix $5.8 $7.5 > Momentum into 3Q20: Announced $42 million in new 2Q19 2Q20 TTM 2Q19 TTM 2Q20 bookings during July 2020 2Q19 2Q20 TTM 2Q19 TTM 2Q20 10 RAISE THE BAR

MAINTAINING BALANCE SHEET OPTIONALITY $184 Million of Availability on Lending Facilities; 3.0x Net Leverage Ratio Total Net Debt Balance Sheet Update (6/30/20) Free Cash Flow ($ MM) ($ MM) > Debt Reduction: Reduced debt $31.6 $278.3 outstanding by $13 million q/q $19.0 $259.9 in 2Q20 given strong free cash $14.9 generation ($2.7) > Increased Liquidity: Significant y/y increase in availability on credit facility 2Q19 2Q20 TTM 2Q19 TTM 2Q20 2Q19 2Q20 > Flexible Debt Covenants: Ratio of Net Debt to TTM Unused Commitments on Term Loan Recently negotiated increased Adjusted EBITDA(1) and Revolving Credit Facility ($ MM) flexibility with bank group on key $184.0 covenants as a proactive 3.3 x 3.0 x measure during COVID-19 2.5 x $94.9 pandemic 2Q19 2Q20 Long-Term 2Q19 2Q20 Target (1) Net Debt is defined as total debt less cash and cash equivalents; TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) calendar months 11 RAISE THE BAR

APPENDIX 12

GAAP TO NON-GAAP RECONCILIATIONS Adjusted Net Income and Adjusted EPS (Diluted) (in thousands) Three Months Ended June 30, 2020 2019 % Change Net Income ($22,624) $9,898 (329)% Adjustments to Net Income: Acquisition and CEO transition costs — 505 Earn-out adjustment (1,700) — Loss on sale of a business entity and certain assets 678 — Severance 739 — Goodwill and intangible asset impairment 33,734 — Tax impact of adjusted items (1) (4,230) (126) Adjusted Net Income $6,597 $10,277 (36)% Diluted weighted average shares 11,041 11,073 Adjusted EPS (Diluted) $0.60 $0.93 (36)% (1) Calculation uses an estimated statutory tax rate on non-GAAP tax deductible adjustments 13 RAISE THE BAR

GAAP TO NON-GAAP RECONCILIATIONS EBITDA and Adjusted EBITDA (in thousands) Three Months Ended June 30, 2020 2019 % Change Net Income ($22,624) $9,898 (329)% Interest expense 3,072 3,398 (10)% Income taxes (2,358) 3,120 (176)% Amortization of intangible assets 4,464 4,980 (10)% Depreciation and other amortization 1,231 1,752 (30)% EBITDA ($16,215) 23,148 (170)% Acquisition and CEO transition costs — 505 Earn-out adjustment (1,700) — Loss on sale of a business entity and certain assets 678 — Severance 739 Goodwill and intangible asset impairment 33,734 — Adjusted EBITDA $17,236 $23,653 (27)% 14 RAISE THE BAR

GAAP TO NON-GAAP RECONCILIATIONS Segment EBITDA and Adjusted EBITDA (in thousands) Three Months Ended June 30, 2020 2019 % Change Aviation: Operating Income ($34,387) $5,204 (761)% Depreciation and Amortization 2,472 3,189 (23)% EBITDA ($31,915) $8,393 (480)% Earn-out adjustment (1,700) — Loss on sale of a business entity and certain assets 678 — Severance 382 — Goodwill and intangible asset impairment 33,734 — Adjusted EBITDA $1,179 $8,393 (86)% Fleet: Operating Income $7,014 $7,557 (7)% Depreciation and Amortization 2,572 2,761 (7)% EBITDA and Adjusted EBITDA $9,586 $10,318 (7)% Federal & Defense: Operating Income $6,772 $5,059 34% Depreciation and Amortization 649 780 (17)% EBITDA $7,421 $5,839 27% Severance 112 — 29% Adjusted EBITDA $7,533 $5,839 15 RAISE THE BAR

GAAP TO NON-GAAP RECONCILIATIONS Net Leverage Ratio (in thousands) June 30, 2020 2019 Principal amount of debt $263,075 $280,944 Less: Debt issuance costs (2,959) (1,868) Less: Cash and cash equivalents (213) (760) Net Debt $259,903 $278,316 TTM Adjusted EBITDA(1) $87,754 $83,452 Net Leverage Ratio 3.0x 3.3x (1) TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) month period ending June 30, 2020 and June 30, 2019, respectively 16 RAISE THE BAR

CORPORATE OVERVIEW 17

CORPORATE PROFILE Pure-Play Aftermarket and MRO Services Company Providing 2019 2019 Aftermarket Revenue Adj. EBITDA Services $750+M since 1959 $90+M Public Company Active Worldwide NASDAQ: Customers Facilities Employees ~2,100 VSEC 6,200+ 55+ 18 RAISE THE BAR

DIVERSIFIED REVENUE MIX AVIATION FLEET FEDERAL & DEFENSE Distribution & MRO Services Distribution & Fleet Services Logistics & Sustainment Services » Aftermarket repair and distribution » Aftermarket support, parts supply, » Aftermarket maintenance, repair and services to commercial, cargo, inventory management, e-commerce overhaul (MRO) and logistics for general aviation, military/defense fulfillment for medium- and heavy-duty military vehicles, ships and aircraft for and rotorcraft customers globally truck/fleet owners federal and defense agencies » Supply chain and parts distribution » Customized fleet logistics » Base operations support (BOS) » Maintenance, repair and overhaul » Parts distribution and warehousing » Procurement and supply chain (MRO) services management » Just-in-Time supply chain management » Component and engine accessory » Aircraft, vehicle and marine maintenance » Kitting; alternative product sourcing sustainment services » Rotable exchanges and sales » Engineering and technical support » IT services and energy consulting 100% Aftermarket Services 76% Government + 24% Commercial Customer Mix in 2Q20 19 RAISE THE BAR

STRATEGIC OVERVIEW Our Unique Value Proposition Pure-Play Aftermarket Technical Expertise Independent, focused parts and Team of industry experts with technical and services provider transportation asset repair experience Customer- & Supplier-Centric Agile Ability to offer bespoke offerings to Lean operating model, support customers and suppliers empowered business units Experience Transportation Asset Experience 60+ year history of proven performance, Support for land, sea and air transportation aftermarket service excellence assets from new-generation to legacy and end-of-life assets 20 RAISE THE BAR

CORPORATE LEADERSHIP TEAM Robert Moore John Cuomo Chad Wheeler Tom Loftus Elizabeth Huggins President, President and CEO President, COO, Chief Financial Officer VP of Strategy, Chief of Federal & Defense Wheeler Bros., Inc. Staff Services ▪ More than 20 years of ▪ More than 25 years of ▪ More than 30 years of ▪ More than 40 years of ▪ More than 16 years aerospace distribution experience in the supply chain industry aerospace, experience in and services market aerospace/defense experience federal/defense and aerospace industry experience industry supply chain manufacturing and ▪ President and COO of distribution distribution for global ▪ Appointed Chief ▪ Joined VSE as Wheeler Bros. since experience organizations Executive Officer and President of Federal & 2013 President of VSE Defense Services in ▪ CFO of VSE ▪ Joined VSE as Chief of ▪ Executive Corporation April 2019 Corporation since Staff and Corporate management of 2019 March 2002 Vice President of ▪ Extensive leadership operations, Strategy in 2019 ▪ Previously served as experience with DoD government contract ▪ Manages the financial Vice President and and Federal Agencies administration, supply and accounting ▪ Leads initiatives General Manager of providing Engineering, chain initiatives and operations for the including strategic Boeing Distribution Logistics, and business development consolidated planning and business Services Sustainment solutions corporation development worldwide 21 RAISE THE BAR

INVESTMENT OPPORTUNITY Diversified Aftermarket/MRO Play with Stable End-Market Exposure Experience Leadership Balance 60+ years of aftermarket experience CEO from KLX-Boeing, public- Stable, balanced customer mix; and service excellence supporting company experienced growth leader; ~60% government revenue 80% recompete success rate on Chairman is former Commander-in- balanced with ~40% higher-margin multi-year government contracts Chief, NORAD & U.S. Northern potential commercial customers Command Agile Focused Well-Capitalized Entrepreneurial and decentralized Shift toward leveraging core Efficient capital structure and organization aligned to support competencies to support customer, liquidity to support growth; customers, suppliers and product and service organic growth managing net leverage below 3x shareholders opportunities 22 RAISE THE BAR

GROWTH STRATEGY 23

STRATEGIC OVERVIEW Roadmap for Growth Organic Growth Factors Inorganic Growth Requirements ▪ Increase market penetration of new/existing accounts Focused, disciplined acquisition strategy targeting: ▪ Geographic expansion outside North America ▪ Product, customer, service or geographic expansion ▪ Targeted growth of new product additions ▪ Full integration into existing business segment ▪ Expand repair, logistic and capability service offering ▪ Financially accretive approach and process ▪ Focus on select, higher margin offerings ▪ Net leverage neutral acquisitions 24 RAISE THE BAR

AVIATION SEGMENT OVERVIEW AVIATION Key Customers Providing aftermarket MRO and distribution services to commercial, cargo, business and general aviation, military/defense and rotorcraft customers globally. Offerings include: 1. Parts distribution and supply chain services 2. Component and engine accessory maintenance 3. Maintenance, repair and overhaul (MRO) services 4. Rotable exchanges and sales 25 RAISE THE BAR

AVIATION SEGMENT >> MRO CAPABILITY DEVELOPMENT New MRO offerings to support broadest range of aircraft components and engine accessory repair; specifically in fuel and hydraulics, engine components and accessories, interiors, auxiliary power units (APU), avionics >> DISTRIBUTION PRODUCT EXPANSION GROWTH New proprietary OEM product additions to support aftermarket airframe, engine and interior platforms FACTORS >> INTERNATIONAL EXPANSION Expansion in core aerospace markets for MRO and distribution >> NEW CUSTOMERS Market share gain for existing MRO and distribution capabilities with new Commercial and B&GA customers, and new market expansion into aerospace defense markets 26 RAISE THE BAR

FLEET SEGMENT OVERVIEW FLEET (formerly Supply Chain Management Group) Key Customers Providing parts, sourcing, inventory management, e-commerce fulfillment, logistics, supply chain management and other services to federal and commercial aftermarket truck and fleet owners. Offerings include: 1. High-duty cycle, medium- and heavy-duty vehicle parts distribution 2. Just-in-Time supply chain management 3. Customized fleet logistics and IT solutions 4. Technical support, engineering, sourcing, warehousing and kitting 27 RAISE THE BAR

FLEET SEGMENT >> CUSTOMER DIVERSIFICATION Expansion of commercial customer base to support new medium to large, high-duty cycle fleet customers >> SHARE OF WALLET EXPANSION Product expansion to existing Just-in-Time clients GROWTH >> MAINTAIN THE CORE FACTORS Continue to support USPS fleet and DoD vehicle parts >> PRODUCT EXPANSION Addition of both new product offerings and growth in private label product >> GEOGRAPHIC EXPANSION Geographic expansion beyond Northeast United States 28 RAISE THE BAR

FEDERAL & DEFENSE SEGMENT OVERVIEW FEDERAL & DEFENSE (formerly Federal Services Group) Key Customers Providing aftermarket maintenance, repair and overhaul (MRO) and logistics services to improve operational readiness and the useful life of military vehicles, marine vessels and aircraft for the U.S. armed forces, federal agencies and international defense customers. Offerings include: 1. Equipment maintenance, repair and overhaul services 2. Base operations support 3. Transportation and freight services 4. Logistics, procurement and supply chain support 5. Engineering and technical solutions 6. IT and Energy consulting services 29 RAISE THE BAR

FEDERAL & DEFENSE SEGMENT >> INVESTMENT Expand core business development and contracting solutions to increase share of budget with current and new customers >> LEVERAGE CORE COMPETENCY Expand base operations support for U.S. Air Force, U.S. Army and U.S Navy GROWTH >> MARKET EXPANSION Increase military aviation services with product/supply chain and repair services; transition toward higher mix of fixed-price contracts FACTORS >> CAPABILITY DEVELOPMENT Broaden DoD logistics/supply chain offering to support market demand >> INTERNATIONAL GROWTH Utilize success in foreign markets to support foreign military sales opportunities >> CONSULTING EXPANSION IT and Energy consulting services growth 30 RAISE THE BAR

AVIATION SEGMENT >> INDEPENDENCE Niche single-source aftermarket focus with only repair and distribution capabilities >> AGILITY WHY WE Organization structure provides rapid response, reliable support and bespoke support for customers and OEM supplier partners WIN >> TECHNICAL EXPERTISE Distribution and MRO product knowledge to support OEM product lines with application focus and repair with in-house testing and technical expertise >> INVENTORY & PLANNING Right-sized inventory forecasting model to capture unplanned aftermarket demand for parts supply, rotables and repair 31 RAISE THE BAR

FLEET SEGMENT >> UNIQUE MARKET OFFERING Stocking Distributor + Technology Solutions + Consigned Parts Provider >> NICHE CUSTOMER FOCUS Medium to large, high-duty cycle, delivery and vocational fleets; 500,000 stocking SKUs and 700+ manufacturers represented WHY WE >> PROPRIETARY INVENTORY MANAGEMENT WIN Just-in-Time inventory and fleet management software and systems >> TECHNICAL CAPABILITIES Reverse engineering, design analysis, rapid prototyping, short-run production and in-house testing >> PRIVATE LABEL PARTS Customized engineered solutions, alternatives for out of service product, and quality sourced at tier one level 32 RAISE THE BAR

FEDERAL & DEFENSE SEGMENT >> PAST PERFORMANCE 60+ year history of program execution and past performance across all land, sea and air transportation platforms >> INDUSTRY EXPERTISE Technical, subject matter-experienced team with extensive repair knowledge to support difficult-to-maintain assets WHY WE >> LEGACY ASSET SPECIALIST WIN Product sourcing, supply chain and logistics for legacy and end of lifecycle assets >> EXTENSIVE CAPBILITIES Diverse capability offering to support programs from base operations support to supply chain and repair, IT and consulting >> CAPABLITIY CUSTOMIZATION Partnering with customers for tailor-made solutions aligned with their specific mission needs 33 RAISE THE BAR